Exhibit 99
                                    Agrilink
                              Financial Highlights
                              --------------------
                 Unaudited Six Months Year-to-Date December 2001
                              (Dollars in Millions)


                                                          Variance
                                                 -------------------------
                                                 6 Mos.           6 Mos.
                                                   vs.              vs.
                                Actual            Plan          Prior Year
                                ------           --------       ----------
Equivalent Units
   Brand                         20.7              (2.1)           (1.9)
   Non-Brand                     26.0              (2.8)           (8.0)
                               -------           -------         ------
Total                            46.7              (4.9)           (9.9)

Net Sales                      $543.8            $(60.1)         $(46.9)

Gross Margin                    116.5             (11.8)            5.1
Gross Margin %                   21.4%              0.2%            2.6%

Earnings Before Split            18.1               5.8             5.5

EBITDA                           69.8              (1.8)           (2.5)


Based on results for the first six months, management believes the fiscal 2002 plan EBITDA will be achieved.



                                                     Agrilink
                                              Gross Margin Percentage
                                              -----------------------
                                       Unaudited Year-to-Date December 2001


            July   August  September  October  November  December  January  February   March    April    May    June
            ----   ------  ---------  -------  --------  --------  -------  --------   -----    -----   -----   ----

Actual      17.2%  17.4%    20.3%      23.9%     24.8%     23.1%
Prior Year  20.4%  18.5%    17.4%      18.4%     18.9%     19.9%    17.5%     19.9%     22.5%   17.4%   16.5%   16.6%

                                    Agrilink
                       Consolidated Earnings Before Split
                       ----------------------------------
                Unaudited Year-to-Date Six Months Ending December
                              (Dollars in Millions)



                                2002       2002         2001
                               Actual      Plan        Actual
                              --------   --------     --------

Business Unit EBITDA          $ 69.8      $ 71.6       $ 72.3
   Interest                    (35.7)      (39.1)       (39.5)
   Depreciation                (15.4)      (15.3)       (15.2)
   Amortization                 (0.6)       (4.9)        (5.0)
                              ------      ------       ------
Earnings Before Split         $ 18.1      $ 12.3       $ 12.6
                              ======      ======       ======



                                    Agrilink
                                 EBITDA Variance
                                 ---------------
             Unaudited Year-to-Date Six Months Ending December 2001
                              (Dollars in Millions)


                                          YTD December     YTD December
                                            vs. Plan      vs. Prior Year
                                          ------------    --------------

Actual EBITDA                               $ 69.8          $ 69.8
2002 Plan EBITDA/2001 Actual EBITDA           71.6            72.3
                                            ------          ------
Variance                                      (1.8)           (2.5)

Major Variances
     Volume/Mix/Pricing/Other               $ (8.0)         $ 16.9
     Production Costs                          1.2            (4.6)
     Freight & Warehousing                    (1.8)           (6.2)
     Marketing                                 1.2            (7.0)
     Fixed Expenses                            1.1             1.5
     Gain from Pension Curtailment             2.5             2.5
     Severance                                (0.8)           (2.7)
     All Other                                 2.8            (2.9)
                                            ------          ------
Variance                                    $ (1.8)         $ (2.5)
                                            ======          ======

                                    Agrilink
                           Consolidated Balance Sheet
                           --------------------------
                      (Excluding AgriFrozen in Prior Year)
                               Unaudited December
                              (Dollars in Millions)


                                       2002             2002           2001
                                      Actual            Plan          Actual
                                     ---------       ---------     ----------
Assets
   Cash                              $     5.9       $     7.8     $     5.8
   Accounts Receivable                    99.6           127.7         134.6
   Inventories                           388.7           384.8         360.5
   Other Current                          25.9            31.4          37.8
                                     ---------       ---------     ---------
     Total Current                       520.1           551.7         538.7
   Fixed Assets                          297.3           304.4         309.5
   Intangibles                           248.2           243.9         253.7
   Other Non-Current                      44.0            41.8          50.5
                                     ---------       ---------     ---------
     Total Assets                    $ 1,109.6       $ 1,141.8     $ 1,152.4
                                     =========       =========     =========

Liabilities
   Short-Term Debt                   $   114.8       $   108.0     $   103.7
   Current Portion LTD                    15.6            15.6          16.6
   Other Current                         135.7           173.5         162.8
                                     ---------       ---------     ---------
     Total Current                       266.1           297.1         283.1
   Long-Term Debt                        629.4           629.4         637.3
   Other Non-Current                      55.4            60.6          67.3
                                     ---------       ---------     ---------
     Total Liabilities                   950.9           987.1         987.7
   Pro-Fac Equity                        158.7           154.7         164.7
                                     ---------       ---------     ---------
     Total Liabilities and Equity    $ 1,109.6       $ 1,141.8     $ 1,152.4
                                     =========       =========     =========


                                    Agrilink
                                   Key Ratios
                                   ----------
                      Unaudited Year-to-Date December 2001


                                                 Bank Covenant      Actual
                                                 -------------      ------
Key Financial Ratios
LTM EBITDA (adjusted for non-cash severance)      $110.0 Min.       $121.2
Leverage Ratio (Debt/EBITDA)                        5.90 Max.         5.33
Interest Coverage Ratio (EBITDA/Interest)           1.55 Min          1.80
Fixed Charge Coverage Ratio                         1.00 Min          1.18